                                  EXHIBIT 99.1

Contacts:  Daniel J. Thomas                  Thomas E. Kiraly
           President and                     Executive Vice President and
           Chief Executive Officer           Chief Financia Officer
           (972) 364-8111                    (972) 364-8217


             CONCENTRA OPERATING CORPORATION ANNOUNCES CHANGES IN
                          BUSINESS SEGMENT REPORTING


     ADDISON, Texas, March 27, 2001 - Concentra Operating Corporation ("Concentra") today announced that it will change the way it reports its business segment results during 2001 to improve the manner in which operating results are disclosed in its financial statements. Previously, Concentra divided its financial results into "Health Services," "Cost Containment," and "Field Case Management" segments. Under the new approach, although the Health Services segment will remain the same, Concentra's other segments will be grouped to provide a "Network Services" segment and a "Care Management Services" segment. The Company believes this change will promote a better understanding of the underlying nature of its operations by providing a more consistent representation of similar business units within each of the two newly formed segments. Further, the Company believes that the enhanced segment reporting will more effectively communicate Concentra's current operating environment and business unit strategy.

     Commenting on the revised reporting approach, Daniel J. Thomas, President and Chief Executive Officer, said, "I am pleased that our segment reporting will provide more clarity to our investors as to the underlying nature of our primary businesses. We have increasingly been managing the Company in a manner that differentiates between operations that seek savings from healthcare providers and those that facilitate returning patients to work. Our new segmentation will more effectively reflect this distinction." Thomas also noted that the Company currently plans to make no changes to its internal operating structure in connection with its introduction of this new financial statement segmentation approach.

     Under the new segmentation, the composition of the Health Services segment will remain the same. The Health Services segment will continue to reflect the Company's revenues and business operations that provide specialized injury and occupational healthcare services to employers. Through 224 nationwide health centers, Health Services delivers primary and rehabilitative care, including the diagnosis, treatment and management of work-related injuries and illnesses. Health Services also provides a full complement of non-injury, employment-related health services, including physical examinations, pre-placement substance abuse testing, job-specific return to work evaluations and other related programs.

     The new Network Services segment will reflect those businesses that involve the review and repricing of provider bills and which are routinely compensated based on the degree to which Concentra achieves savings for its clients. This segment will include Concentra's preferred provider organization, provider bill review business and out-of-network bill review operations. This segment will also include Concentra's first notice of loss operations.



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Concentra Announces Changes in Business Segment Reporting
Page 2
March 27, 2001

     Care Management Services will reflect the Company's professional services aimed at curtailing the cost of workers' compensation and auto claims through field case management, telephonic case management, independent medical exams and utilization management. These services are designed to maximize medical improvement and, where appropriate, to expedite the return to work. These services also concentrate on monitoring the timing and appropriateness of medical care.

     As a result of the above changes, effective January 1, 2001, the Company will prospectively report segment performance on its Health Services, Network Services and Care Management Services groups. Had these segments been reported in this manner historically, the Company's Statements of Operations on a segment basis would have been stated as follows:


                                                                         Years Ended December 31,
                                                              --------------------------------------------
                                                                        2000           1999           1998
                                                              --------------------------------------------
Revenue:
  Health Services                                                   $399,660       $330,064       $259,481
  Network Services                                                   162,596        158,022        135,805
  Care Management Services                                           189,905        193,326        215,770
                                                              --------------------------------------------

                                                                     752,161        681,412        611,056
Gross profit:
  Health Services                                                     77,876         64,981         58,300
  Network Services                                                    61,855         62,288         54,431
  Care Management Services                                            19,006         19,654         29,028
                                                              --------------------------------------------
                                                                     158,737        146,923        141,759

General and administrative expenses                                   66,491         65,291         45,326
Amortization of intangibles                                           14,628         12,960          8,119
Non-recurring charges                                                     --         54,419         33,114
                                                              --------------------------------------------
Operating income                                                      77,618         14,253         55,200

Interest expense                                                      68,932         35,779         18,021
Interest income                                                         (803)        (2,900)        (4,659)
Loss on change in fair value of hedging arrangements                   9,586             --             --
Other, net                                                              (725)          (391)            44
                                                              --------------------------------------------

Income (loss) before income taxes and cumulative
 effect of accounting change                                             628        (18,235)        41,794
Provision for income taxes                                             4,362          8,269         19,308
                                                              --------------------------------------------

Income (loss) before cumulative effect of accounting change           (3,734)       (26,504)        22,486

Cumulative effect of accounting change, net of tax                     2,817             --             --
                                                              --------------------------------------------
Net income (loss)                                                   $ (6,551)      $(26,504)      $ 22,486
                                                              ============================================


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Concentra Announces Changes in Business Segment Reporting
Page 3
March 27, 2001

                                                                                Quarters Ended
                                                                                  (Unaudited)
                                                        ------------------------------------------------------------
                                                            March 31,       June 30,        Sept. 30,       Dec. 31,
                                                        ------------------------------------------------------------
Revenue:
  Health Services                                            $ 94,260        $103,004         $105,696      $ 96,700
  Network Services                                             40,919          38,862           39,078        43,737
  Care Management Services                                     45,917          48,482           47,990        47,516
                                                        ------------------------------------------------------------
                                                              181,096         190,348          192,764       187,953
Gross profit:
  Health Services                                              17,265          22,891           23,397        14,323
  Network Services                                             15,472          13,933           13,274        19,176
  Care Management Services                                      4,117           6,296            5,682         2,911
                                                        ------------------------------------------------------------
                                                               36,854          43,120           42,353        36,410

General and administrative expenses                            16,919          16,246           16,149        17,177
Amortization of intangibles                                     3,566           3,658            3,689         3,715
                                                        ------------------------------------------------------------
Operating income                                               16,369          23,216           22,515        15,518

Interest expense                                               16,221          17,926           17,857        16,928
Interest income                                                   (80)           (331)            (104)         (288)
(Gain) loss on change in fair value of hedging
 arrangements                                                  (1,537)          2,483            1,818         6,822
Other, net                                                       (196)             73             (140)         (462)
                                                        ------------------------------------------------------------

Income (loss) before income taxes and cumulative
 effect of accounting change                                    1,961           3,065            3,084        (7,482)
Provision (benefit) for income taxes                              893           1,921            2,279          (731)
                                                        ------------------------------------------------------------

Income (loss) before cumulative effect of accounting
 change                                                         1,068           1,144              805        (6,751)
Cumulative effect of accounting change, net of tax                 --              --               --         2,817
                                                        ------------------------------------------------------------
Net income (loss)                                            $  1,068        $  1,144         $    805      $ (9,568)
                                                        ============================================================

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Concentra Announces Changes in Business Segment Reporting
Page 4
March 27, 2001

     Concentra Operating Corporation, the successor to and a wholly-owned subsidiary of Concentra Inc., is the comprehensive outsource solution for containing healthcare and disability costs. Serving the occupational, auto and group healthcare markets, Concentra provides employers, insurers and payors with a series of integrated services which include employment-related injury and occupational health care, in-network and out-of-network medical claims review and re-pricing, access to specialized preferred provider organizations, first notice of loss services, case management and other cost containment services.

     This press release contains certain forward-looking statements, which the Company is making in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that the Company's actual results may differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the potential adverse impact of governmental regulation on the Company's operations, interruption in its data processing capabilities, operational financing and strategic risks related to the Company's capital structure and growth strategy, possible fluctuations in quarterly and annual operations, possible legal liability for adverse medical consequences, competitive pressures, adverse changes in market conditions for the Company's services, and dependence on key management personnel. Additional factors include those described in the Company's filings with the Securities and Exchange Commission.




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